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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 AUGUST 23, 2001
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)



           BERMUDA                        1-8993                 94-2708455
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        file number)          Identification No.)


               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

White Mountains Insurance Group, Ltd. (the "Registrant") announced today that shareholders have approved all proposals outlined in its 2001 Proxy Statement, including a proposal calling for the issuance of additional Common Shares upon the conversion of the Registrant's outstanding Convertible Preference Shares and the exercise of outstanding Series B Warrants to acquire Common Shares, at its Annual General Meeting held on August 23, 2001.

A press release dated August 23, 2001 announcing the results of the shareholder vote is included within this filing as Exhibit No. 99 (a) and is incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.  The following exhibits are filed herewith:

     Exhibit No.           Description
     -----------           -----------

     99 (a) Text of press release issued by White Mountains Insurance Group, Ltd., dated August 23, 2001.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        WHITE MOUNTAINS INSURANCE GROUP, LTD.



Dated: August 23, 2001                  By:  /s/ J. BRIAN PALMER
                                             ------------------------------
                                                 J. Brian Palmer
                                                 Chief Accounting Officer